UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  November 24, 2014

CACHET FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East

Southwest Tech Center A

Minneapolis, MN 55317
(Address of principal executive offices) (Zip Code)

(952) 698-6980
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On November 24, 2014, Cachet Financial Solutions, Inc. (“Cachet” or the “Company”) entered into a Securities Purchase Agreement with accredited investors pursuant to which it offered and agreed to sell an aggregate of 802,367 shares of the Company’s Series A Convertible Preferred Stock at $1.50 per share, and issued five-year warrants to purchase an aggregate of 802,367 shares of its common stock at a per-share price of $2.00 (subject to adjustment), in a private placement exempt from registration under the Securities Act of 1933. Gross proceeds to the Company from subscriptions under the Securities Purchase Agreement will be $1,203,550.

Terms of the preferred stock were disclosed in an earlier report on Form 8-K filed by the Company on September 22, 2014 and October 16, 2014, relating to a Securities Purchase Agreement entered into on September 19, 2014.

Cachet offered and sold the foregoing securities in reliance on the statutory exemption from registration under Section 4(a)(2) of the Securities Act, including Rule 506 promulgated thereunder, based on the fact that all investors were accredited investors. Neither the offer nor the sale of securities in the private placement were registered under the Securities Act of 1933, and therefore such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with the second closing of private placement of the securities, the Company paid commissions to a placement agent aggregating $84,784 and sold the placement agent a five-year warrant for the purchase of up to 57,404 shares of common stock at $2.00 per share. The disclosure about the private placement contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of Cachet, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c of the Securities Act of 1933.

The foregoing disclosure is qualified by the Certificate of Designation, Securities Purchase Agreement, and the form of Warrant.

Item 3.02.                                        Unregistered Sales of Equity Securities

The disclosures in Item 1.01 regarding the offer and sale of Series A Convertible Preferred Stock and warrants are incorporated into this item by this reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit	Description

3.1

Series A Convertible Preferred Stock Certificate of Designation of Preferences, Rights and Limitations filed September 22, 2014 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed September 22, 2014(SEC File No. 000-53925)).

10.1

Securities Purchase Agreement dated as of October 15, 2014, by and among Cachet Financial Solutions, Inc. and certain purchasers (form of agreement earlier filed and incorporated by this reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 22, 2014(SEC File No. 000-53925)).

10.2

Form of Warrant to Purchase Common Stock of Cachet Financial Solutions, Inc., to be issued to purchasers under the Securities Purchase Agreement dated as of October 15, 2014 (form of warrant earlier filed and incorporated by this reference to Exhibit 10.2 to the Current Report on Form 8-K filed on September 22, 2014(SEC File No. 000-53925)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS, INC.:
(REGISTRANT)

By:	/s/ Darin P. McAreavey
DARIN P. MCAREAVEY
Executive Vice President and
Chief Financial Officer

Dated:	November 24, 2014